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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       March 29, 1999


                              MICROLOG CORPORATION
             (Exact name of registrant as specified in its charter)



         Virginia                 0-14880                52-0901291
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)       Identification Number)



                              20270 Goldenrod Lane
                         Germantown, Maryland 20876-4070
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 428-9100



                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events

         On March 29, 1999, Microlog Corporation (the "Registrant") issued a press release announcing the resignation of Mr. Richard A. Thompson as its President and Chief Executive Officer. Mr. Thompson will serve as a consultant to the Registrant and continue to serve as a member of the Registrant's Board of Directors through the expiration of his current board term. David B. Levi, a Director of the Company and member of its Office of the President, will serve as President and Chief Executive Officer on an interim basis until a successor can be named. Attached as Exhibit 99 to this Current Report on Form 8-K is the text of the March 29, 1999 press release.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits.

                 99. Press Release, dated March 29, 1999, regarding the resignation of Richard A. Thompson as President and Chief Executive Officer of the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                            MICROLOG CORPORATION


Date:  April 13, 1999                     By:  /s/ Steven R. Delmar
                                               ---------------------------------
                                               Steven R. Delmar,
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit          Description                                            Page
-------          -----------                                            ----

  99.            Press Release dated March 29, 1999